Exhibit 99.1

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            197 records
MSM 2005-3 Group 1                                         Balance: 58,763,488



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Mortgage Rates (%)                          Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                  13      3,364,437.41          5.73          4.922        743               53.08
5.001 - 5.500                                  95     34,103,497.51         58.04          5.315        731               61.91
5.501 - 6.000                                  80     20,353,797.22         34.64          5.754        713               61.25
6.001 - 6.500                                   9        941,756.33          1.60          6.125        716               66.16
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.625%
Maximum: 6.125%
Weighted Average:  5.457%
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Net Coupon (%)                              Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                   2        740,949.73          1.26          4.714        754               45.59
4.501 - 5.000                                  60     19,431,019.96         33.07          5.159        739               58.67
5.001 - 5.500                                  90     31,894,399.27         54.28          5.558        719               62.79
5.501 - 6.000                                  45      6,697,119.51         11.40          5.927        714               63.05
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.375%
Maximum: 5.875%
Weighted Average:  5.207%
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:59                                                 Page 1 of 7

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            197 records
MSM 2005-3 Group 1                                         Balance: 58,763,488



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
Current Mortgage Loan                    Mortgage     of Collateral       Current        Average    Average             Subject
Principal Balance ($)                       Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                              42      2,890,823.78          4.92          5.681        703               64.48
100,000.01 - 200,000.00                        54      7,894,674.94         13.43          5.507        735               60.62
200,000.01 - 300,000.00                        22      5,375,286.97          9.15          5.484        738               66.09
300,000.01 - 400,000.00                        24      8,365,920.78         14.24          5.405        727               56.56
400,000.01 - 500,000.00                        24     10,978,504.65         18.68          5.495        715               60.31
500,000.01 - 600,000.00                        12      6,660,745.42         11.33          5.304        724               62.39
600,000.01 - 700,000.00                         9      5,796,510.64          9.86          5.458        721               62.07
700,000.01 - 800,000.00                         3      2,229,019.07          3.79          5.383        755               63.64
900,000.01 - 1,000,000.00                       4      3,872,352.70          6.59          5.471        717               57.54
1,000,000.01 - 1,500,000.00                     1      1,365,000.00          2.32          5.375        721               70.00
1,500,000.01 >=                                 2      3,334,649.52          5.67          5.483        734               62.29
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 33,113.97
Maximum: 1,780,128.92
Average: 298,291.82
Total: 58,763,488.47
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
FICO                                     Mortgage     of Collateral       Current        Average    Average             Subject
Score                                       Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Below 600                                       3        722,664.60          1.23          5.292        594               76.88
601 - 625                                       6        948,709.92          1.61          5.538        609               60.11
626 - 650                                      12      3,581,981.07          6.10          5.548        641               63.02
651 - 675                                      17      3,289,865.32          5.60          5.620        666               65.27
676 - 700                                      36     11,927,197.32         20.30          5.527        687               63.01
701 - 725                                      23      8,581,196.72         14.60          5.510        713               62.35
726 - 750                                      19      7,037,505.60         11.98          5.445        739               58.43
751 - 775                                      36     11,206,955.01         19.07          5.308        762               58.92
776 - 800                                      38      9,857,507.84         16.77          5.378        787               58.93
801 - 825                                       7      1,609,905.07          2.74          5.735        809               66.28
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 586
Maximum: 813
Non-Zero Weighted Average: 725
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:59                                                 Page 2 of 7

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            197 records
MSM 2005-3 Group 1                                         Balance: 58,763,488




-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Documentation Level                         Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Full/Alt                                       78     25,683,498.12         43.71          5.411        719               63.80
Limited                                        64     15,410,400.45         26.22          5.566        732               63.82
Lite                                           28      7,986,946.56         13.59          5.275        747               60.35
No Documentation                               17      5,229,598.81          8.90          5.591        709               54.26
No Ratio                                       10      4,453,044.53          7.58          5.518        712               47.39
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
Original                                 Mortgage     of Collateral       Current        Average    Average             Subject
Loan-to-Value Ratio (%)                     Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                       11      2,802,806.63          4.77          5.331        740               24.74
30.01 - 35.00                                   8      2,422,216.93          4.12          5.413        739               32.64
35.01 - 40.00                                  10      3,341,254.38          5.69          5.438        711               37.81
40.01 - 45.00                                  12      3,646,205.76          6.20          5.344        713               42.32
45.01 - 50.00                                  18      4,728,646.67          8.05          5.410        755               48.21
50.01 - 55.00                                  11      2,849,242.58          4.85          5.449        734               52.24
55.01 - 60.00                                  11      3,067,888.98          5.22          5.567        731               58.37
60.01 - 65.00                                  20      9,652,773.13         16.43          5.471        720               63.02
65.01 - 70.00                                  22      7,439,107.99         12.66          5.512        720               68.59
70.01 - 75.00                                  15      6,025,554.27         10.25          5.482        723               73.90
75.01 - 80.00                                  48     10,817,125.08         18.41          5.486        722               79.26
80.01 - 85.00                                   1        152,900.00          0.26          5.125        668               84.99
85.01 - 90.00                                   1        150,153.59          0.26          5.875        666               88.81
90.01 - 95.00                                   1         33,113.97          0.06          4.875        775               90.77
95.01 - 100.00                                  8      1,634,498.51          2.78          5.378        714               99.97
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.29%
Maximum: 100.00%
Weighted Average by Current Balance: 61.24%
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:59                                                 Page 3 of 7

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            197 records
MSM 2005-3 Group 1                                         Balance: 58,763,488
==============================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                             Total                                                    Weighted
                                           Number          Current           % of                                      Average
                                               of          Balance          Total      Weighted    Weighted           Original
Coverage on Loans with Original          Mortgage    of Collateral        Current       Average     Average            Subject
Loan-to-Value Ratios above 80%              Loans              ($)    Balance (%)    Coupon (%)        FICO            LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Y                                               1       152,900.00           7.76         5.125         668              84.99
Y-Pledged Assets                               10     1,817,766.07          92.24         5.410         711              98.88
------------------------------------------------------------------------------------------------------------------------------
Total:                                         11     1,970,666.07         100.00         5.387         708              97.81
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
Geographic                                     of           Balance         Total       Weighted   Weighted            Original
Distribution                             Mortgage     of Collateral       Current        Average    Average             Subject
by Balance                                  Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
California                                     41     16,486,425.91         28.06          5.511        724               59.37
Florida                                        18      5,017,031.22          8.54          5.409        732               57.26
Texas                                          29      4,122,791.35          7.02          5.429        705               73.63
North Carolina                                  8      3,363,186.25          5.72          5.142        746               53.37
Illinois                                        6      2,533,933.00          4.31          5.327        692               61.29
Minnesota                                       5      2,170,379.33          3.69          5.347        730               65.98
New York                                       10      1,973,740.27          3.36          5.310        717               41.40
Washington                                      5      1,966,028.67          3.35          5.486        765               66.75
Tennessee                                       2      1,946,895.21          3.31          5.250        762               63.70
Arizona                                         6      1,880,055.48          3.20          5.549        738               75.51
Other                                          67     17,303,021.78         29.45          5.548        720               61.97
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Purpose                                     Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                            96     30,437,589.15         51.80          5.514        713               59.97
Refinance - Rate Term                          62     18,037,461.95         30.70          5.387        732               58.62
Purchase                                       39     10,288,437.37         17.51          5.412        749               69.63
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:59                                                 Page 4 of 7

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            197 records
MSM 2005-3 Group 1                                         Balance: 58,763,488
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Property Type                               Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                       139     43,784,139.93         74.51          5.434        725               58.77
Planned Unit Development                       27      8,017,706.56         13.64          5.520        713               70.09
Condominium                                    14      4,122,961.76          7.02          5.458        743               74.28
2-4 Family                                     13      2,427,696.51          4.13          5.648        726               56.68
Co-op                                           2        292,178.39          0.50          5.625        763               34.44
Townhouse                                       2        118,805.32          0.20          5.506        696               83.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Occupancy                                   Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Primary                                       140     43,157,737.67         73.44          5.450        725               61.64
Second Home                                    20      8,137,546.66         13.85          5.306        740               68.38
Investment                                     37      7,468,204.14         12.71          5.667        709               51.16
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:59                                                 Page 5 of 7

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            197 records
MSM 2005-3 Group 1                                         Balance: 58,763,488
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
Remaining Term                           Mortgage     of Collateral       Current        Average    Average             Subject
to Stated Maturity                          Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
118 - 120                                       1         62,610.33          0.11          5.750        763               65.76
136 - 138                                       6        626,267.19          1.07          5.756        673               77.81
139 - 141                                      15      1,239,481.89          2.11          5.667        701               74.04
142 - 144                                       1         85,691.35          0.15          5.750        665               80.00
160 - 162                                       1        213,449.60          0.36          4.625        757               53.99
169 - 171                                       6      1,697,386.25          2.89          5.625        699               68.76
172 - 174                                      35     12,225,197.45         20.80          5.310        725               55.31
175 - 177                                      58     21,175,981.03         36.04          5.368        738               63.10
178 - 180                                      74     21,437,423.38         36.48          5.602        717               60.96
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 118
Maximum: 180
Weighted Average:  175
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Product Type                                Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
10 Year Fixed                                   1         62,610.33          0.11          5.750        763               65.76
10 Year IO - 15 Year Fixed                      3        648,296.42          1.10          6.000        767               64.92
15 Year Fixed                                 193     58,052,581.72         98.79          5.451        725               61.20
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Interest Only                               Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
N                                             194     58,115,192.05         98.90          5.451        725               61.20
Y                                               3        648,296.42          1.10          6.000        767               64.92
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:59                                                 Page 6 of 7

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            197 records
MSM 2005-3 Group 1                                         Balance: 58,763,488
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Prepayment Penalty Flag                     Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
N                                             146     46,161,225.23         78.55          5.405        727               61.57
Y                                              51     12,602,263.24         21.45          5.650        718               60.04
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Prepayment Penalty Term                     Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
0                                             146     46,161,225.23         78.55          5.405        727               61.57
6                                               2      1,220,630.54          2.08          5.569        714               57.49
12                                              1        197,149.04          0.34          5.125        754               46.40
24                                              2      1,713,333.31          2.92          5.692        711               56.07
36                                             20      5,149,335.67          8.76          5.606        727               58.78
60                                             26      4,321,814.68          7.35          5.733        710               64.45
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        197     58,763,488.47        100.00          5.457        725               61.24
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:59                                                 Page 7 of 7

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            323 records
MSM 2005-3 Group 3                                         Balance: 70,238,806
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Mortgage Rates (%)                          Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                  23      5,697,835.65          8.11          5.492        733               60.54
5.501 - 6.000                                 262     57,081,246.26         81.27          5.843        719               68.65
6.001 - 6.500                                  38      7,459,724.20         10.62          6.125        715               70.37
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 6.125%
Weighted Average:  5.844%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Net Coupon (%)                              Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                 111     25,552,446.09         36.38          5.654        728               65.87
5.501 - 6.000                                 212     44,686,360.02         63.62          5.953        715               69.49
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 5.875%
Weighted Average:  5.594%
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:58                                                 Page 1 of 6

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            323 records
MSM 2005-3 Group 3                                         Balance: 70,238,806
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
Current Mortgage Loan                    Mortgage     of Collateral       Current        Average    Average             Subject
Principal Balance ($)                       Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                              27      2,321,989.18          3.31          5.907        715               63.79
100,000.01 - 200,000.00                       125     19,516,879.92         27.79          5.877        723               68.17
200,000.01 - 300,000.00                       107     26,607,806.82         37.88          5.837        716               68.86
300,000.01 - 400,000.00                        61     20,434,162.14         29.09          5.824        720               68.76
400,000.01 - 500,000.00                         3      1,357,968.05          1.93          5.697        760               53.33
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 59,576.84
Maximum: 485,468.05
Average: 217,457.60
Total: 70,238,806.11
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
FICO                                     Mortgage     of Collateral       Current        Average    Average             Subject
Score                                       Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Below 600                                       1        112,879.20          0.16          5.625        600               79.02
601 - 625                                       5      1,186,193.69          1.69          5.963        616               61.48
626 - 650                                      11      1,757,830.11          2.50          5.880        638               72.08
651 - 675                                      39      8,979,788.06         12.78          5.891        663               71.69
676 - 700                                      69     14,887,770.15         21.20          5.854        688               67.59
701 - 725                                      58     12,385,514.36         17.63          5.882        713               72.40
726 - 750                                      42      9,243,878.73         13.16          5.769        737               68.40
751 - 775                                      52     11,636,641.38         16.57          5.824        762               66.98
776 - 800                                      38      8,632,214.37         12.29          5.809        786               64.25
801 - 825                                       8      1,416,096.06          2.02          5.866        805               47.21
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 600
Maximum: 809
Non-Zero Weighted Average: 720
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:58                                                 Page 2 of 6

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            323 records
MSM 2005-3 Group 3                                         Balance: 70,238,806
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Documentation Level                         Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Limited                                       127     27,990,152.17         39.85          5.853        713               71.32
Full/Alt                                      113     23,754,281.93         33.82          5.848        717               74.86
No Documentation                               65     13,821,043.58         19.68          5.811        737               51.94
No Ratio                                       18      4,673,328.43          6.65          5.876        723               63.33
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
Original                                 Mortgage     of Collateral       Current        Average    Average             Subject
Loan-to-Value Ratio (%)                     Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                        5        821,938.77          1.17          5.715        789               25.06
30.01 - 35.00                                   6        735,085.08          1.05          5.893        748               33.49
35.01 - 40.00                                   8      1,854,268.83          2.64          5.821        732               38.16
40.01 - 45.00                                  10      2,461,695.85          3.50          5.792        752               42.79
45.01 - 50.00                                  15      3,283,809.46          4.68          5.728        719               47.59
50.01 - 55.00                                  19      3,890,102.28          5.54          5.877        715               52.83
55.01 - 60.00                                  22      5,134,236.57          7.31          5.800        727               57.31
60.01 - 65.00                                  33      7,331,538.57         10.44          5.803        724               63.39
65.01 - 70.00                                  24      5,869,587.14          8.36          5.835        716               68.42
70.01 - 75.00                                  40      9,723,954.12         13.84          5.835        701               73.29
75.01 - 80.00                                 135     28,065,650.48         39.96          5.884        718               79.61
80.01 - 85.00                                   1        119,200.00          0.17          5.625        700               84.54
85.01 - 90.00                                   2        382,202.25          0.54          5.875        720               88.41
90.01 - 95.00                                   3        565,536.71          0.81          5.943        751               95.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.60%
Maximum: 95.00%
Weighted Average by Current Balance: 68.17%
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:58                                                 Page 3 of 6

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            323 records
MSM 2005-3 Group 3                                         Balance: 70,238,806
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total      Weighted    Weighted            Original
Coverage on Loans with Original          Mortgage     of Collateral       Current       Average     Average             Subject
Loan-to-Value Ratios above 80%              Loans               ($)   Balance (%)    Coupon (%)        FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Y                                               6      1,066,938.96        100.00         5.883         734               91.47
-------------------------------------------------------------------------------------------------------------------------------
Total:                                          6      1,066,938.96        100.00         5.883         734               91.47
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
Geographic                                     of           Balance         Total      Weighted    Weighted            Original
Distribution                             Mortgage     of Collateral       Current       Average     Average             Subject
by Balance                                  Loans               ($)   Balance (%)    Coupon (%)        FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
California                                    138     35,525,860.97         50.58         5.804         720               62.93
Washington                                     33      6,804,683.10          9.69         5.895         716               75.35
Florida                                        28      4,902,719.11          6.98         5.912         698               73.35
Arizona                                        20      4,122,845.88          5.87         5.902         716               71.80
Oregon                                         18      2,921,959.98          4.16         5.868         730               71.55
Texas                                          14      2,511,315.35          3.58         5.829         731               78.92
Colorado                                       13      2,383,480.03          3.39         5.841         735               74.84
Nevada                                         10      2,011,486.29          2.86         5.940         750               72.21
Virginia                                        7      1,463,104.23          2.08         5.646         709               67.61
Idaho                                           8      1,107,051.23          1.58         5.883         720               79.15
Other                                          34      6,484,299.94          9.23         5.931         717               71.98
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00         5.844         720               68.17
-------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 28
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total      Weighted    Weighted            Original
                                         Mortgage     of Collateral       Current       Average     Average             Subject
Purpose                                     Loans               ($)   Balance (%)    Coupon (%)        FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                           152     34,460,459.25         49.06         5.846         711               64.17
Purchase                                      119     24,963,333.17         35.54         5.857         733               74.23
Refinance - Rate Term                          52     10,815,013.69         15.40         5.810         713               66.96
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00         5.844         720               68.17
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:58                                                 Page 4 of 6

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            323 records
MSM 2005-3 Group 3                                         Balance: 70,238,806
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Property Type                               Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                       220     47,439,173.25         67.54          5.844        717               67.31
Planned Unit Development                       65     14,187,613.57         20.20          5.848        723               70.64
Condominium                                    26      4,602,260.29          6.55          5.840        716               73.77
2-4 Family                                     12      4,009,759.00          5.71          5.840        741               63.20
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Occupancy                                   Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Primary                                       315     68,866,561.71         98.05          5.845        720               68.14
Second Home                                     8      1,372,244.40          1.95          5.818        705               69.62
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
Remaining Term                           Mortgage     of Collateral       Current        Average    Average             Subject
to Stated Maturity                          Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
235 - 237                                       1        357,556.08          0.51          6.000        759               55.15
238 - 240                                       2        365,199.33          0.52          5.829        709               64.06
352 - 354                                       3        855,883.41          1.22          5.917        696               71.21
355 - 357                                      74     16,553,928.61         23.57          5.807        719               71.17
358 - 360                                     243     52,106,238.68         74.18          5.854        720               67.29
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 237
Maximum: 360
Weighted Average:  357
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:58                                                 Page 5 of 6

MSM 2005 - 3                                                    MORGAN STANLEY
Preliminary Pool Strats                                            323 records
MSM 2005-3 Group 3                                         Balance: 70,238,806
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Product Type                                Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
10 Year IO - 30 Year Fixed                    173     40,154,113.63         57.17          5.841        724               69.66
20 Year Fixed                                   3        722,755.41          1.03          5.913        734               59.65
30 Year Fixed                                 145     28,919,062.07         41.17          5.850        713               66.26
5 Year IO - 30 Year Fixed                       2        442,875.00          0.63          5.670        736               72.04
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Interest Only                               Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
N                                             148     29,641,817.48         42.20          5.852        714               66.10
Y                                             175     40,596,988.63         57.80          5.839        724               69.69
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Prepayment Penalty Flag                     Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Y                                             323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                           Number           Current          % of                                       Average
                                               of           Balance         Total       Weighted   Weighted            Original
                                         Mortgage     of Collateral       Current        Average    Average             Subject
Prepayment Penalty Term                     Loans               ($)   Balance (%)     Coupon (%)       FICO             LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
36                                            205     45,122,165.45         64.24          5.848        719               69.02
42                                              1        165,817.36          0.24          6.000        693               78.30
48                                              1         90,711.75          0.13          6.125        809               80.00
60                                            116     24,860,111.55         35.39          5.836        720               66.52
-------------------------------------------------------------------------------------------------------------------------------
Total:                                        323     70,238,806.11        100.00          5.844        720               68.17
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 14, 2005 17:58                                                 Page 6 of 6